Certifications

I, David T. Henigson, Vice President and Secretary/Treasurer of
Value Line Aggressive Income Trust, certify that:

1. I have reviewed this report on Form N-SAR of Value Line
Aggressive Income Trust:

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, and changes in net assets of the registrant as of, and for, the periods presented in this report;


Date: September 26, 2002


	                       By: /s/ David T. Henigson
						David T. Henigson
				Vice President and Secretary/Treasurer
		              Value Line Aggressive Income Trust



						Certifications

I, Jean Bernhard Buttner, Chairman and President of Value Line
Aggressive Income Trust, certify that:

1.	I have reviewed this report on Form N-SAR of Value Line
Aggressive Income Trust:

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, and changes in net assets of the registrant as of, and for, the periods presented in this report;



Date: September 26, 2002


		                         By: /s/ Jean Bernhard Buttner
							Jean Bernhard Buttner
							Chairman and President
			               Value Line Aggressive Income Trust